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                                  EXHIBIT 32.1

                   CERTIFICATION ACCOMPANYING PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. SEC. 1350)

I, David G. Fiore, President and Chief Executive Officer of American Achievement Corporation (the "Company"), hereby certify that:

(1) The Quarterly Report of the Company on Form 10-Q for the quarter ended May 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: July 13, 2004

                                       /s/ DAVID G. FIORE
                                --------------------------------------
                                Name:  David G. Fiore
                                Title: President and Chief Executive
        `                              Officer